Redeemable Convertible Preferred Stock	6 Months Ended
Jun. 30, 2013
Redeemable Convertible Preferred Stock
Redeemable Convertible Preferred Stock

6. Redeemable Convertible Preferred Stock

In August 2005, the Company issued 1,711,000 shares of its Series A redeemable convertible preferred stock ("Series A Preferred") at a price of $0.53 per share, for aggregate gross proceeds of $905,000. In addition, the Company issued an aggregate of 95,000 shares of Series A Preferred to service providers valued at $0.53 per share for services rendered.

In May 2006, the Company issued 3,944,000 shares of its Series B Preferred at a price of $7.6055 per share, for aggregate gross proceeds of $30,000,000 (including the conversion of the convertible promissory notes issued in January 2006). In addition, the Company issued an aggregate of approximately 37,000 shares of its Series B Preferred to Los Angeles Biomedical Research Institute pursuant to a license agreement which required the Company to issue shares of its capital stock with a value at issuance of $280,000. The Company recognized the $280,000 as research and development expense in 2005.

In May 2008, the Company issued 2,247,000 shares of Series C Preferred at a price of $13.3530 per share, for aggregate gross proceeds of $30,000,000.

The Series C Preferred financing also provided for an additional $10,000,000 investment (Additional Investment) from the investors in the Series C Preferred financing, where upon approval of not less than 75% of the members of the board of directors, the Company had the right to request the Series C investors to purchase, on a pro-rata basis, $10,000,000 of Series C Preferred at the Series C price of $13.3530 per share. In the event a Series C investor elected not to participate in the Additional Investment, the Company was permitted to issue and sell such investor's pro rata portion of the Additional Investment to other investors approved by the board of directors.

On January 30, 2009, the Series C investors agreed to participate in the Additional Investment. The financing closed on July 1, 2009 and the Company issued 749,000 shares of its Series C Preferred for $10,000,000 in aggregate gross proceeds. In November 2010, the Company issued an additional 27,000 shares of its Series C Preferred valued at $13.3530 per share in exchange for services. On January 25, 2011, the board of directors approved an increase in the authorized number of Series C Preferred shares, increasing the number of authorized shares to 8,300,000.

In August 2011, the Company issued 2,692,000 shares of its Series D Preferred at a price of $13.9040 per share, for aggregate gross proceeds of $37,425,000.

Upon IPO in October of 2012, all shares of convertible preferred stock converted into 11,545,000 shares of common stock. The Series A Preferred, Series C Preferred and Series D Preferred were converted into common stock on a 1-for-1 basis. The Series B Preferred was converted into shares of common stock on a 1-for-1.00785 basis.

Dividends

The holders of the Preferred Stock were entitled to receive dividends, when and if declared by the board of directors, at the rate of $0.042, $0.608, $1.068 and $1.113 per share per annum, on each outstanding share of Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred, respectively. No dividends had been declared through the date of conversion.